UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive Suite 2900 Chicago, Illinois			60601
(Address of principal executive offices)			(Zip code)

Sheldon R. Stein or Erik D. Ojala 200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to: Arthur Don Seyfarth Shaw LLP 55 East Monroe Street Suite 4200 Chicago, Illinois 60603

Registrant’s telephone number, including area code:		(312) 726-0140

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

Ariel Mutual Funds

The Patient Investor®

SLOW AND STEADY WINS THE RACE

Semi-annual Report | March 31, 2006

Ariel Fund   Ariel Appreciation Fund   Ariel Focus Fund

Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

You should obtain personal advice from qualified professionals regarding the rules for 529 plans in your state before making any investment. If your state or your designated beneficiary’s state offers a 529 plan you may want to consider what, if any, potential state income tax or other benefits it offers before investing. This information should not be considered legal or tax advice. This is not a recommendation for any particular 529 Plan or any other education savings option.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Ariel Mutual Funds and the Bright Directions College Savings Program. This and other important information is contained in the Funds’ prospectus, which is available on arielmutualfunds.com and in the Bright Directions’ plan disclosure document, which is available from your financial advisor. Please read these documents carefully before investing. ©May 2006, Ariel Distributors, Inc.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri 64121-9121

800-292-7435

arielmutualfunds.com

Table of Contents

The Patient Investor	2

Company Spotlights	5

Statistical Summaries	8

Semi-annual Report	13

Turtle Talk

I am starting to save for my five-year old daughter, Greta’s education. Can I invest in both a Coverdell Education Savings Account (ESA) and a 529 plan?

Yes! You can open both to maximize your education savings. Since contribution limits and income requirements differ by plan, it is important to understand your options.

With an ESA, anyone can contribute to the plan until Greta reaches 18. Total contributions are capped at $2,000 per year and donors must meet certain income requirements. Specifically, adjusted gross income must be under $95,000 for single tax filers and less than $190,000 for joint filers. More importantly, an ESA covers a broad range of education costs, including grade school, high school and college.

A 529 plan provides exclusively for higher education savings. These plans have much broader contribution limits and no income restrictions for donors. Contribution limits vary by state and generally range between $100,000 and $270,000 over the life of the account. Although anyone can invest in any state’s 529 plan, in-state residents may receive additional tax benefits.

Both ESAs and 529 plans offer similar tax-advantages. Although contributions are not federally tax deductible, earnings grow tax-free and withdrawals are tax-free when used for qualified education expenses.

You can open an ESA directly with Ariel Mutual Funds. Additionally, Ariel Fund is now available in the Bright Directions College Savings Program, a 529 plan offered by the State of Illinois. Bright Directions is open to both Illinois and out-of-state residents. For more information on this program, visit www.brightdirections.com.

If you have questions about investing, please contact us at email@arielmutualfunds.com or call an Ariel Investment Specialist at 800-292-7435, option 4.

MARCH 31, 2006	SLOW AND STEADY WINS THE RACE

“ ...when you put the hot and cold markets together, the important point is that the turtle wins.”

Dear Fellow Shareholder: The first quarter ended March 31, 2006 proved to be yet another barn burner for small and medium-sized companies with lower quality, riskier issues continuing to lead the charge. Fueled by these securities, the Russell 2500 Value Index’s small and mid-sized holdings surged +10.47%—what some might consider a year’s worth of performance in just three months. The Russell Midcap Value Index picked up +7.62% and the Russell 1000 Value Index earned +5.93%. Ariel Fund’s small-to-mid sized holdings rose +8.11% during the period, while the mid-sized offerings in Ariel Appreciation Fund experienced a +1.86% gain. The concentrated holdings of the new Ariel Focus Fund earned +1.34%.

Although we are fierce competitors who hate to lose, we know the merits of our conservative, low-risk approach are best realized over a full market cycle—one with both peaks and troughs. Our names generally do not keep up during peak times, like the rapidly rising markets of late. As the April 3, 2006 issue of USA TODAY noted, “The current Wall Street rally has gone 772 trading days without a ‘correction’...That ranks as the fourth-longest stretch without a double-digit percentage drop.” As the bull has raged for much of the last three years, the Russell 2500 Value and the Russell Midcap Value indices have averaged returns of +30.10% and +29.23% per year, respectively—ranking their performance in the top 11% and 13% of all managers and styles for the period ended March 31, 2006. Perhaps it goes without saying that money does not compound at +30% over any long period of time—history shows +10% to +12% is more the norm. In interviews, investing great, Warren Buffett, suggests we resign ourselves to an even lower number in the coming years—something more in the neighborhood of 6% to 7%.

While Ariel’s emphasis on high quality stocks with low expectations built into their prices may not capture all of the upside in fast rising markets, it helps insulate our portfolios in the inevitable flat and declining markets—the troughs—that also come and go. Which begs the question, what happens to Ariel portfolios when hot markets go cold? Kiplinger’s Personal Finance 2006 Smart Investor’s Guide offers some indication. The magazine depicts publicly-traded mutual fund performance during the most recent bear market and shows the following:

Fund	2000-2002 Down Market
Ariel Fund	+36.4%
Ariel Appreciation Fund	+16.6%
S&P 500-Stock Index	-47.4%
Average U.S. Stock Fund	-35.2%

Period reflected covers 3/24/00 to 10/9/02.

S&P 500 Index is not the primary benchmark for the Funds.

Average U.S. stock fund shows average total returns of all domestic stock funds except precious metal funds.

ARIELMUTUALFUNDS.COM

And when you put the hot and cold markets together, the important point is that the turtle wins.

“Throughout history, it’s been difficult to achieve above average returns by trying to invest in hot markets.”

During tough performance periods, we often re-read our favorite writings on the stock market and investing. This time is no exception. We have even gone back to some of our own writings to remind ourselves of our original intent when we started the firm. Amazingly, our inaugural issue of The Patient Investor published on May 6, 1983 (23 years ago!) perfectly sums up our current sentiments.

We don’t know when the bull market will come to an end, but we’re starting to see more and more people convinced that stock prices can only go up. It worries us when we see so many people agreeing on the direction of the stock market...Throughout history, it’s been difficult to achieve above average returns by trying to invest in hot markets...If one wants to achieve better than average results, one must have the courage not to be influenced by what the average investor is doing.

Extra, Extra Read All About It!

These days, the average person is overwhelmingly pessimistic about newspapers. The industry has certainly been in the headlines—a lightning rod for bad news. Perhaps there is no more contrarian play right now. Admittedly, our extensive holdings in the sector have weighed down recent results and been the subject of much discussion with our investors. Since so many questions have been generated by this one area of our portfolios, we decided to take this opportunity to explain our investment rationale—much like we did in our recent Forbes column.

Industry critics are quick to point out slumping circulations, anemic ad sales, rising newsprint costs and eroding market share from the Internet. These are legitimate issues, but we have found real money can be made when you read between the lines. With all the negative Wall Street sentiment, newspapers would appear to be in a tailspin. And yet, the sector is actually holding up quite well. With a long history in the industry, we are attracted to newspapers because they are often monopolies in their towns which allow them to maintain strong economic moats, generate impressive margins and throw off enormous free cash flow. As Forbes said of the accompanying chart, “Herewith, a sampling of newspapers and broadcasters with handsome operating margins. Recognizing their rich pricing power, Wall Street accords media outfits much nicer price/earnings multiples than it does mere oil companies.”

Company	Operating Margin(1)	Estimated P/E 2006
CBS Corp	26	16
Gannett	32	12
General Electric	25	17
Knight Ridder	20	18
McClatchy	28	16
New York Times	18	18
News Corp	21	22
Tribune	23	15
Walt Disney	19	18
Washington Post	23	26
ExxonMobil	16	11

(1)   Earnings before interest, taxes, and depreciation as a percentage of sales for the latest fiscal year. Sources: Reuters Fundamentals, Thomson Financial via FactSet Research Systems as printed in Forbes February 27, 2006.

Whereas fault-finders claim readership has plummeted, in a recent Wall Street Journal editorial, Gary Pruitt who serves as CEO of what is soon to be the country’s second largest newspaper company, McClatchy Co. (NYSE: MNI), states that 54% of adults read a paper every single day and almost 60% do so on Sundays. In fact, he goes on to explain that more people (actually 124 million!) read a paper on any given Sunday than watch the SuperBowl—television’s biggest day of the year with 90 million viewers. Other headlines claim young people have completely

NOT PART OF THE SEMI-ANNUAL REPORT

abandoned newspapers. And yet studies show 39% of young adults still read a daily paper. So it seems the demise of newspapers has been greatly exaggerated. But then again, fears of declining readership have plagued the news industry since the birth of radio, then television and now the Internet. And despite the Web’s ubiquity and impressive wingspan, we doubt digital giants like Google and Yahoo! can ever replicate the depth of local coverage or level of trust of a hometown paper. Just like cash, content is king and the Internet’s major players do not generate original content. So as long as print media controls local content, they will distribute it—and advertisers will follow their audiences wherever they are, albeit in newsprint or online.

“As value managers and natural contrarians, we see opportunity when wonderful industries come under a cloud.”

We have followed and owned newspaper companies for nearly 20 years. Our industry knowledge is deep and our contacts are broad. We like the small-cap players like Journal Register Co. (NYSE: JRC) and Lee Enterprises, Inc. (NYSE: LEE) who have amassed loyal local readership through wonderful networks of smaller town and regional papers. We also hold shares in the mid-cap players like Gannett Co., Inc. (NYSE: GCI), McClatchy and Tribune Co. (NYSE: TRB) whose franchises include national distribution, big city papers, unique broadcasting properties and burgeoning Internet assets. In short, big or small, we see an undervalued group of prized brands poised for a rebound. The fact that the industry is consolidating only helps to wring out costs. Combine this with predictable, recurring revenues; fast growing web traffic; as well as smart and grizzled leadership teams and you have a classic Ariel investment.

As value managers and natural contrarians, we see opportunity when wonderful industries come under a cloud. For example, we aggressively bought shares in mutual fund companies like T. Rowe Price Group, Inc. (NASDAQ: TROW) during the stock market crash of ‘87. In recent years, we have loaded up on Janus Capital Group Inc. (NYSE: JNS) in the middle of a regulatory firestorm. These decisions worked out very well. And like those prior gut check moments, it takes courage, original research and experience to go against the grain. Once again, we are at a crossroads and recognize that our enthusiasm for newspapers is controversial given the pressure on the sector. But at these historic lows, we see plenty of upside and little downside—a conservative investment with what Buffett calls “a margin of safety.” We also take comfort in knowing strong financial gains only come from a willingness to be different. Perhaps Morningstar’s Don Phillips sums this sentiment up best when as the guest columnist for Lou Rukeyser’s Mutual Funds he stated, “The fund industry built its reputation on talented managers like Sir John Templeton, Peter Lynch, Michael Price and John Neff... who followed their convictions and often took bold positions that defied conventional wisdom...They found riches treading where others were too timid to go.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you may have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

800-292-7435

Company Spotlight	[Ariel Fund]

American Greetings Corporation (NYSE: AM)

1 American Road

Cleveland, OH 44144-2398

216-252-7300

www.corporate.americangreetings.com

Founded in 1906, American Greetings is the second-largest greeting card company in the U.S. and the largest publicly-traded player. The company’s impressive stable of brands includes its flagship Carlton Cards as well as Gibson Greetings and Plus Mark. Beyond greeting cards, the company is one of the largest manufacturers of gift wrap and generates substantial income from its character licenses such as Holly Hobbie, Strawberry Shortcake and Care Bear.

Strong Distribution Channels

As a result of its first-rate distribution network, strong long-term relationships with retailers and a terrific reputation for producing quality cards, American Greetings commands over a third of the industry’s market share. The company’s distribution channels, in particular, provide an important competitive advantage. Specifically, American Greetings has strategic agreements with some of the largest mass merchants including Wal-Mart, Target and Kmart. In Target alone, the company commands more than three-quarters of the total shelf-space. With approximately 2,500 greeting card publishers in the U.S., American Greetings’ distribution infrastructure creates an important barrier to entry.

Mass Retail Presence

Although greeting card sales on the whole have grown slowly over the last decade, American Greetings has historically had a larger presence in the rapidly growing mass retail channel than its biggest competitor, Hallmark. American Greetings’ card sales also have been helped by upgrades and alterations to its card aisles in 3,000 mass retail stores across the U.S. Although these efforts have boosted domestic sales, the resulting higher revenues have been partially offset by soft results in the United Kingdom, where a difficult economic environment has negatively impacted sales.

Disciplined Leadership

Recently, the company’s stock price has languished in response to leadership’s announcement of several longer-term initiatives designed to improve revenues and cash flows. These strategic moves—which include enhancing its greeting card line, further overhauling card aisles at mass retail stores and shortening retailer payment cycles—will reduce earnings in the short-term which concerns the investment community. Down the road, we believe these efforts should yield far stronger operations. We also like management’s recent shareholder friendly moves, including retiring high-cost debt, paying dividends and buying back significant amounts of stock at a rapid pace.

Classic Consumer Holding

With a trusted franchise, disciplined leadership and research showing that 90% of all U.S. households buy 35 cards a year on average—we remain confident in the company’s future. As of March 31, 2006, American Greetings traded at $21.62 per share, an 11% discount to our private market value estimate of $24.

NOT PART OF THE SEMI-ANNUAL REPORT

Company Spotlight	[Ariel Appreciation Fund]

The Clorox Company (NYSE: CLX)

1221 Broadway

Oakland, CA 94612-1888

510-271-7000

www.clorox.com

Best known for its bleach, The Clorox Company also boasts an impressive collection of other big-name brands, including Pine-Sol, Glad bags, Liquid-Plumr, Brita water filtration systems, Kingsford charcoal and Hidden Valley salad dressings. Eighty-five percent of Clorox brands hold the number one or two market position, evidence of the company’s effectiveness in building strong franchises. Additionally, a number of Clorox brands are category kings with Clorox Bleach, Brita and Kingsford commanding 68%, 70% and 72% of the market share, respectively, in the U.S.

Track Record of Innovation

Beyond its capable stewardship of reliable brands, Clorox is also a first-rate innovator. The company continually looks for what it calls “game-changers”—new products which generate $40 million or more in sales and change the way consumers think about a particular product category. Over the last five years, Clorox has introduced many popular new consumer products such as Clorox Disinfecting Wipes, Teflon Cleaners, ToiletWand, Glad Press ‘n Seal and last winter, Kingsford Sure Fire charcoal. These innovations help the company compete against giants like Procter & Gamble (Clorox’s former parent) and lower priced in-store brands.

Recent Challenges

Higher energy prices have led to a rise in Clorox’s raw material, packaging and freight costs, impacting earnings. Investors appear particularly concerned over the company’s exposure to resins and plastics, which depend on petroleum prices. Rising petroleum prices have been pressuring the company’s margins downward over the last two years. However, to Clorox’s credit, management has successfully imposed two rounds of price increases in order to offset some of these challenges. When energy prices stabilize, we do not expect prices to be rolled back which should strengthen margins further.

A Classic Ariel Holding

Clorox is Ariel’s longest holding. In fact, we first purchased shares for our institutional portfolios back in August 1985 and have held the stock continuously since that time. As patient, long-term investors, we believe Clorox represents a classic Ariel business. It is a quality company with an undisputable franchise—no other brand of bleach commands the same level of recognition. Beyond a great portfolio of products, Clorox has grown steadily and consistently while regularly outperforming expectations. More specifically, management remains laser-focused on revitalizing core products and developing new ones that grow existing brands.

In our view, Wall Street is overly focused on temporary, short-term issues that are neither terminal nor permanent. As of March 31, 2006, Clorox traded at $59.85, a compelling 22% discount to our $77 estimate of private market value.

ARIELMUTUALFUNDS.COM

Company Spotlight	[Ariel Focus Fund]

International Business Machines Corporation (NYSE: IBM)

New Orchard Road

Armonk, NY 10504

800-426-4968

www.ibm.com

Incorporated in 1911, International Business Machines began as a producer of punch card tabulating machines long before it presented consumers with the first personal computer in 1981. IBM has become an iconic brand as well as the world’s largest provider of information technology services. Despite its enormous scale (there are 329,000 employees worldwide servicing customers in 174 countries), the company is focused on three key businesses—hardware, software and consulting services. Contrary to the popular view of IBM as a computer company, half of its revenue is generated from consulting services. In fact, IBM sold its personal computer business in December 2004, essentially moving out of a market it helped create.

Global Strength

A significant competitive advantage is IBM’s incredible wingspan—critical to meeting the needs of multinational businesses. More specifically, IBM’s size, reliability of products and breadth of services are difficult to match, creating deep economic moats around its businesses. Additionally, its franchises generate tremendous cash allowing IBM to strategically redirect dollars back into the company, thereby strengthening operations and maintaining its competitive edge.

Commitment to Research and Development

In 2005, IBM spent over $5.3 billion on research and development. The company also boasts one of the largest IT research organizations with over 3,000 scientists and engineers in six countries. Last year alone, IBM obtained 2,974 U.S. patents—more than any other company for the 13th consecutive year. The company’s commitment to innovation not only attracts customers, but also 45,000 business partners and 33,000 suppliers enabling IBM to offer a comprehensive suite of solutions almost anywhere people conduct business.

Proactive Management

We have been impressed with management’s willingness to adapt to the changing demands of its industry. In our view, this is best demonstrated by leadership’s bold decision to exit its personal computer business, one of the company’s mainstays. By selling an increasingly commodity-like business, IBM was better positioned to cultivate a formidable servicing arm—generating higher profit margins and increasing long-term customer relationships.

Compelling Valuation

We feel IBM is undervalued for several reasons. First, with the terrific run of small-cap companies in recent years, investors chasing growth have cooled to the more mature blue-chip stocks. Additionally, we feel IBM’s outsourcing outfit is being undervalued. In our view, the analyst community appears overly focused on contract set-up costs, thereby ignoring the recurring revenue generated by multi-year arrangements. These factors presented a terrific buying opportunity and IBM was one of our original purchases for the Fund. As of March 31, 2006, IBM traded at $82.47, a 29% discount to our $117 estimate of the company’s intrinsic worth.

NOT PART OF THE SEMI-ANNUAL REPORT

Ariel Fund Statistical Summary (ARGFX)	(unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
Company	Ticker Symbol	Price 5/1/06	Low	High	2004 Actual Calendar	2005 Actual Calendar	2006 Estimated Calendar	2004 Actual P/E	2005 Actual P/E	2006 Estimated P/E	Market Cap. ($ MM)
Radio One, Inc.	ROIAK	7.02	7.00	14.59	0.40	0.48	0.38	17.6	14.6	18.5	693
Invacare Corp.	IVC	30.40	28.60	46.36	2.33	1.67	2.17	13.0	18.2	14.0	965
Matthews International Corp.	MATW	34.75	33.51	41.86	1.72	1.85	2.16	20.2	18.8	16.1	1,115
Chittenden Corp.	CHZ	27.20	24.47	30.30	1.61	1.77	1.83	16.9	15.4	14.9	1,274
Lee Enterprises, Inc.	LEE	30.26	29.59	44.32	1.92	2.11	2.58	15.8	14.3	11.7	1,384
Valassis Communications, Inc.	VCI	29.71	27.45	40.80	1.89	1.99	2.05	15.7	14.9	14.5	1,415
American Greetings Corp.	AM	22.42	20.32	28.02	1.44	1.55	1.21	15.6	14.5	18.5	1,425
Andrew Corp.	ANDW	10.39	10.07	14.25	0.43	0.45	0.65	24.2	23.1	16.0	1,659
Bio-Rad Laboratories, Inc.	BIO	64.70	48.02	68.96	3.01	3.18	3.19	21.5	20.3	20.3	1,697
Brady Corp.	BRC	36.10	26.98	40.49	1.10	1.85	2.25	33.0	19.5	16.0	1,767
DeVry Inc.	DV	25.67	17.40	27.75	0.82	0.48	0.87	31.3	53.5	29.5	1,814
BearingPoint, Inc.	BE	9.10	5.69	9.59	(0.20)	0.17	0.35	(45.5)	53.5	26.0	1,814
Assured Guaranty Ltd.	AGO	24.98	18.92	27.45	1.86	2.61	2.16	13.4	9.6	11.6	1,868
Sybron Dental Specialties, Inc.	SYD	47.07	34.17	48.00	1.57	1.88	2.09	30.0	25.0	22.5	1,906
Anixter International Inc.	AXE	50.83	34.45	52.62	1.69	2.43	2.91	30.1	20.9	17.5	1,951
Herman Miller, Inc.	MLHR	30.52	25.93	32.97	0.58	1.25	1.61	52.6	24.4	19.0	2,091
McClatchy Co.	MNI	45.36	43.46	71.41	3.37	3.44	3.36	13.5	13.2	13.5	2,121
Harte-Hanks, Inc.	HHS	26.60	25.04	31.47	1.11	1.34	1.44	24.0	19.9	18.5	2,156
J.M. Smucker Co.	SJM	39.53	37.15	51.04	2.40	2.55	2.68	16.5	15.5	14.8	2,300
Jones Lang LaSalle Inc.	JLL	85.27	37.00	86.50	2.29	3.11	4.15	37.2	27.4	20.5	2,665
IDEX Corp.	IEX	52.00	36.62	53.20	1.68	2.09	2.44	31.0	24.9	21.3	2,745
Sky Financial Group, Inc.	SKYF	25.43	24.97	29.87	1.77	1.69	1.88	14.4	15.0	13.5	2,754
Steelcase Inc.	SCS	18.84	12.21	19.07	(0.11)	0.40	0.78	NM	47.1	24.2	2,805
Investors Financial Services Corp.	IFIN	48.26	30.64	49.95	2.09	2.19	2.38	23.1	22.0	20.3	3,060
Hewitt Associates, Inc.	HEW	28.32	23.94	30.23	1.33	1.29	1.51	21.3	22.0	18.8	3,129
Energizer Holdings, Inc.	ENR	50.45	46.12	65.44	3.18	3.97	4.21	15.9	12.7	12.0	3,159
Markel Corp.	MKL	348.90	307.41	356.15	15.95	12.57	24.75	21.9	27.8	14.1	3,419
ServiceMaster Co.	SVM	12.11	11.69	14.28	0.59	0.64	0.70	20.5	18.9	17.3	3,523
Hasbro, Inc.	HAS	19.86	17.75	22.35	1.08	1.19	1.12	18.4	16.7	17.7	3,534
Career Education Corp.	CECO	36.78	28.73	42.59	1.76	2.34	2.39	20.9	15.7	15.4	3,609
HCC Insurance Holdings, Inc.	HCC	33.11	23.71	34.92	1.58	1.76	2.55	21.0	18.8	13.0	3,669
A.G. Edwards, Inc.	AGE	51.15	38.41	54.15	1.97	2.70	3.56	26.0	18.9	14.4	3,866
Interpublic Group of Cos., Inc.	IPG	9.54	9.08	13.40	(1.43)	(0.69)	(0.02)	(6.7)	(13.8)	NM	4,101

800-292-7435

(unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
Company	Ticker Symbol	Price 5/1/06	Low	High	2004 Actual Calendar	2005 Actual Calendar	2006 Estimated Calendar	2004 Actual P/E	2005 Actual P/E	2006 Estimated P/E	Market Cap. ($ MM)
Janus Capital Group Inc.	JNS	19.30	12.95	24.20	0.64	0.52	0.88	30.2	37.1	21.9	4,169
McCormick & Co., Inc.	MKC	34.70	28.95	35.30	1.53	1.63	1.66	22.7	21.3	20.9	4,597
IMS Health Inc.	RX	27.25	22.73	28.60	1.19	1.37	1.39	22.9	19.9	19.6	5,442
ARAMARK Corp.	RMK	33.90	24.35	34.95	1.39	1.55	2.04	24.4	21.9	16.6	6,123
TD Banknorth Inc.	BNK	28.96	26.00	31.69	2.32	2.48	2.30	12.5	11.7	12.6	6,601
Omnicare, Inc.	OCR	56.32	33.95	62.50	2.31	2.49	3.37	24.4	22.6	16.7	6,752
Fisher Scientific International Inc.	FSH	69.16	53.50	71.77	2.85	3.58	4.15	24.3	19.3	16.7	8,534

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of May 1, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and May 1, 2006 stock price. NM=Not Meaningful.

NOT PART OF THE SEMI-ANNUAL REPORT

Ariel Appreciation Fund Statistical Summary (CAAPX)	(unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
Company	Ticker Symbol	Price 5/1/06	Low	High	2004 Actual Calendar	2005 Actual Calendar	2006 Estimated Calendar	2004 Actual P/E	2005 Actual P/E	2006 Estimated P/E	Market Cap. ($ MM)
McClatchy Co.	MNI	45.36	43.46	71.41	3.37	3.44	3.36	13.5	13.2	13.5	2,121
Harte-Hanks, Inc.	HHS	26.60	25.04	31.47	1.11	1.34	1.44	24.0	19.9	18.5	2,156
ServiceMaster Co.	SVM	12.11	11.69	14.28	0.59	0.64	0.70	20.5	18.9	17.3	3,523
Career Education Corp	CECO	36.78	28.73	42.59	1.76	2.34	2.39	20.9	15.7	15.4	3,609
Interpublic Group of Cos., Inc.	IPG	9.54	9.08	13.40	(1.43)	(0.69)	(0.02)	(6.7)	(13.8)	NM	4,101
Janus Capital Group Inc.	JNS	19.30	12.95	24.20	0.64	0.52	0.88	30.2	37.1	21.9	4,169
Equifax Inc.	EFX	38.06	32.60	39.42	1.61	1.79	1.98	23.6	21.3	19.2	4,891
Dun & Bradstreet Corp.	DNB	77.05	58.95	78.85	2.98	3.47	3.90	25.9	22.2	19.8	5,167
Mohawk Industries, Inc.	MHK	78.03	74.55	92.45	5.46	5.62	7.08	14.3	13.9	11.0	5,267
IMS Health Inc.	RX	27.25	22.73	28.60	1.19	1.37	1.39	22.9	19.9	19.6	5,442
Popular, Inc.	BPOP	20.63	19.44	27.74	1.79	1.95	1.68	11.5	10.6	12.3	5,737
ARAMARK Corp.	RMK	33.90	24.35	34.95	1.39	1.55	2.04	24.4	21.9	16.6	6,123
Mattel, Inc.	MAT	16.55	14.52	19.49	1.21	1.20	1.12	13.7	13.8	14.8	6,431
TD Banknorth Inc.	BNK	28.96	26.00	31.69	2.32	2.48	2.30	12.5	11.7	12.6	6,601
Black & Decker Corp.	BDK	91.48	75.70	94.90	5.38	6.90	7.44	17.0	13.3	12.3	7,077
H&R Block, Inc.	HRB	22.87	19.80	30.00	1.95	1.71	2.22	11.7	13.4	10.3	7,508
MBIA Inc.	MBI	59.26	52.22	64.00	5.25	5.55	5.78	11.3	10.7	10.3	7,884
Fisher Scientific International Inc.	FSH	69.16	53.50	71.77	2.85	3.58	4.15	24.3	19.3	16.7	8,534
Ambac Financial Group, Inc.	ABK	81.74	65.98	83.20	6.31	6.47	7.01	13.0	12.6	11.7	8,640
Tribune Co.	TRB	28.57	27.09	39.56	2.24	2.08	2.05	12.8	13.7	13.9	8,642
Pitney Bowes Inc.	PBI	42.07	40.34	46.09	2.54	2.70	2.83	16.6	15.6	14.9	9,538
Clorox Co.	CLX	63.65	52.50	65.61	2.55	3.01	3.22	25.0	21.1	19.8	9,555
T. Rowe Price Group, Inc.	TROW	81.86	54.43	87.23	2.51	3.15	3.53	32.6	26.0	23.2	10,779
Northern Trust Corp.	NTRS	58.21	44.59	59.60	2.33	2.64	3.04	25.0	22.0	19.1	12,692
Gannett Co., Inc.	GCI	54.40	53.78	77.90	4.92	4.99	5.09	11.1	10.9	10.7	12,950
YUM! Brands, Inc.	YUM	50.88	45.99	53.79	2.36	2.63	2.81	21.6	19.3	18.1	13,890
Johnson Controls, Inc.	JCI	81.51	53.10	82.44	4.24	4.52	5.51	19.2	18.0	14.8	15,894
Omnicom Group Inc.	OMC	89.80	75.75	91.60	3.89	4.36	4.98	23.1	20.6	18.0	16,011
Accenture Ltd	ACN	29.47	21.00	33.05	1.23	1.50	1.64	24.0	19.6	18.0	16,953
Cendant Corp.	CD	17.31	15.16	22.50	1.78	1.30	1.38	9.7	13.3	12.5	17,511
Franklin Resources, Inc.	BEN	88.37	67.75	104.25	3.01	4.44	5.00	29.4	19.9	17.7	22,812
Baxter International Inc.	BAX	37.33	35.12	41.07	1.70	1.92	2.11	22.0	19.4	17.7	23,327
Schering-Plough Corp.	SGP	19.05	17.88	22.53	0.01	0.37	0.68	NM	51.5	28.0	28,194
Carnival Corp.	CCL	46.98	45.78	56.14	2.25	2.75	2.98	20.9	17.1	15.8	38,101

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of May 1, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and May 1, 2006 stock price. NM=Not Meaningful.

ARIELMUTUALFUNDS.COM

Ariel Focus Fund Statistical Summary (ARFFX)	(unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
Company	Ticker Symbol	Price 5/1/06	Low	High	2004 Actual Calendar	2005 Actual Calendar	2006 Estimated Calendar	2004 Actual P/E	2005 Actual P/E	2006 Estimated P/E	Market Cap. ($ MM)
Hewitt Associates, Inc.	HEW	28.32	23.94	30.23	1.33	1.29	1.51	21.3	22.0	18.8	3,129
IMS Health Inc.	RX	27.25	22.73	28.60	1.19	1.37	1.39	22.9	19.9	19.6	5,442
Black & Decker Corp.	BDK	91.48	75.70	94.90	5.38	6.90	7.44	17.0	13.3	12.3	7,077
H&R Block, Inc.	HRB	22.87	19.80	30.00	1.88	1.71	2.22	12.2	13.4	10.3	7,508
Tribune Co.	TRB	28.57	27.09	39.56	2.24	2.08	2.05	12.8	13.7	13.9	8,642
Gannett Co., Inc.	GCI	54.40	53.78	77.90	4.92	4.99	5.09	11.1	10.9	10.7	12,950
Gap Inc.	GPS	18.15	15.90	22.19	1.26	1.24	1.21	14.4	14.6	15.0	15,554
Johnson Controls, Inc.	JCI	81.51	53.10	82.44	4.24	4.52	5.51	19.2	18.0	14.8	15,894
Omnicom Group Inc.	OMC	89.80	75.75	91.60	3.89	4.36	4.98	23.1	20.6	18.0	16,011
Accenture Ltd	ACN	29.47	21.00	33.05	1.23	1.50	1.64	24.0	19.6	18.0	16,953
Cendant Corp.	CD	17.31	15.16	22.50	1.78	1.30	1.38	9.7	13.3	12.5	17,511
Carnival Corp.	CCL	46.98	45.78	56.14	2.25	2.75	2.98	20.9	17.1	15.8	38,101
Tyco International Ltd.	TYC	26.62	24.65	31.58	1.65	1.83	2.10	16.1	14.5	12.7	53,625
Morgan Stanley	MS	63.16	47.66	65.79	4.06	4.74	5.48	15.6	13.3	11.5	67,607
International Business Machines Corp.	IBM	82.23	72.50	89.94	4.50	5.34	6.02	18.3	15.4	13.7	127,457
Berkshire Hathaway, Inc.	BRKB	2,980.00	2612.00	3031.00	158.00	185.00	208.00	18.9	16.1	14.3	138,151
JPMorgan Chase & Co.	JPM	44.78	32.92	45.90	3.01	2.95	3.46	14.9	15.2	12.9	155,521
Pfizer Inc	PFE	25.12	20.27	29.21	2.12	2.02	2.08	11.8	12.4	12.1	184,908
Toyota Motor Corp.	TM	117.38	70.95	119.00	6.66	6.91	7.31	17.6	17.0	16.1	191,804
Citigroup Inc.	C	49.46	42.91	50.06	4.04	3.88	4.34	12.2	12.7	11.4	246,322

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of May 1, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and May 1, 2006 stock price.

NOT PART OF THE SEMI-ANNUAL REPORT

A history of patient investing

At Ariel, patience serves as the core of our corporate philosophy. We believe that the most successful investors proceed, not by sudden leaps and bounds, but by the steady, painstaking work of research, stock selection and investment monitoring. More than an adage, patience sums up our way of evaluating companies, making investment decisions and even running our firm.

Semi-annual Report

March 31, 2006 (Unaudited)

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

You should obtain personal advice from qualified professionals regarding the rules for 529 plans in your state before making any investment. If your state or your designated beneficiary’s state offers a 529 plan you may want to consider what, if any, potential state income tax or other benefits it offers before investing. This information should not be considered legal or tax advice. This is not a recommendation for any particular 529 Plan or any other education savings option.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Ariel Mutual Funds and the Bright Directions College Savings Program. This and other important information is contained in the Funds’ prospectus, which is available on arielmutualfunds.com and in the Bright Directions’ plan disclosure document, which is available from your financial advisor. Please read these documents carefully before investing. ©May 2006, Ariel Distributors, Inc.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri 64121-9121

800-292-7435

arielmutualfunds.com

Table of Contents

Ariel Fund
Portfolio Management Discussion	16
Performance Summary	17
Schedule of Investments	18

Ariel Appreciation Fund
Portfolio Management Discussion	20
Performance Summary	21
Schedule of Investments	22

Ariel Focus Fund
Portfolio Management Discussion	24
Performance Summary	25
Schedule of Investments	26

Statements of Assets & Liabilities	27

Statements of Operations	28

Statements of Changes in Net Assets	29

Financial Highlights	31

Notes to the Financial Statements	33

Fund Expense Example	36

Important Supplemental Information	37

Board of Trustees	42

Officers	44

Ariel Fund Portfolio Management Discussion	ARGFX

JOHN W. ROGERS, JR.

Chairman, CEO and
Chief Investment Officer

Fund Results

For the quarter ended March 31, 2006, Ariel Fund rose a solid +8.11%. By comparison, its primary benchmark, the Russell 2500 Value Index advanced +10.47%. For the six-month period ended March 31, 2006, Ariel Fund gained +6.35%, trailing the Russell 2500 Value Index’s +11.49% return.

Performance Drivers

The market has had an incredible rally, in fact, the fourth longest stretch in history without a double-digit decline. We have found that during times of economic recovery, investor appetite for risk often increases benefiting lower-quality, commodity-like stocks the most. As you know from past quarterly reports, Ariel favors high quality companies with predictable earnings, which can lag behind in this environment.

Ariel Fund finished the quarter on a positive note—specifically the portfolio benefited from holdings in the Producer Durables and Financial Services sectors. Notably, IDEX Corp. (NYSE: IEX), a manufacturer of specialty pumps, compressors and meters, finished the quarter with impressive earnings. Investors Financial Services Corp. (NASDAQ: IFIN) also rose on strong revenue growth and the renewal of its contract with Barclays Global Investors—its largest customer. These gains were offset by our heavy stake in Consumer Discretionary holdings, particularly media companies. Radio One, Inc. (NASDAQ: ROIAK) continues to suffer from a weak advertising market and investor concerns over its expansion into cable television. Additionally, the newspaper industry remains highly unpopular due to slumping circulations and ad sales as well as concerns over the Internet—issues we believe are severely overblown. Negative sentiment caused a decline in McClatchy Co. (NYSE: MNI) which was exacerbated by its bid for Knight Ridder—an acquisition we believe will be strategic over the long-term.

The six-month story as of March 31, 2006 is strikingly similar. Even strong performance from large positions like Jones Lang LaSalle Inc. (NYSE: JLL), Janus Capital Group Inc. (NYSE: JNS) and Investors Financial Services could not offset the underperformance of our media stocks. Specifically, Radio One, McClatchy and Valassis Communications, Inc. (NYSE: VCI) were down during this timeframe, negatively impacting overall results. We continue to have faith in the media industry as a whole and believe our conviction will be rewarded in time.

Comings & Goings

During the quarter, Ariel Fund did not initiate any new positions. However, we did eliminate six holdings, four of which—Bob Evans Farms, Inc. (NASDAQ: BOBE), Horace Mann Educators Corp. (NYSE: HMN), Popular, Inc. (NASDAQ: BPOP) and Greater Bay Bancorp (NASDAQ: GBBK)—were sold to pursue other investment opportunities. We also parted ways with Sotheby’s Holdings, Inc. (NYSE: BID) as its shares continued to trade up and reached our estimated private market value. Similarly, Certegy was eliminated when it reached our value estimate on the positive news of its merger with Fidelity National Information Services, Inc. (NYSE: FIS).

The Patient Investor

Reflecting on the longer-time horizon, Ariel Fund posted a +14.96% ten-year average annual total return, beating the Russell 2500 Value Index’s ten-year gain of +14.52%. We believe the Fund’s strong long-term performance is driven by our disciplined investment approach; stock selection across industries in which Ariel has experience, and our commitment to investing in quality companies we believe are selling at excellent values.

800-292-7435

Ariel Fund Performance Summary	Inception: November 6, 1986

About the Fund

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion at the time of initial purchase.

Composition of Equity Holdings

		Russell
		2500	S&P
	Ariel	Value	500
	Fund†	Index	Index

Consumer Discretionary & Services	32.8%	12.3%	11.8%

Financial Services	31.1%	34.1%	22.0%

Producer Durables	11.2%	6.4%	4.5%

Health Care	9.5%	4.0%	12.7%

Technology	5.4%	9.8%	13.6%

Materials & Processing	5.1%	12.2%	3.6%

Consumer Staples	4.9%	2.7%	7.5%

Utilities	0.0%	10.2%	7.1%

Other Energy	0.0%	4.3%	3.9%

Autos & Transportation	0.0%	2.9%	2.5%

Other	0.0%	1.1%	4.9%

Integrated Oils	0.0%	0.0%	5.8%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	98.3%
Cash & Other	1.7%

Average Annual Total Returns as of March 31, 2006

	1st Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	+8.11%	+9.46%	+21.72%	+12.62%	+14.96%	+13.99%
Russell 2500 Value Index	+10.47%	+21.60%	+30.10%	+16.17%	+14.52%	+13.79%
Russell 2500 Index	+11.14%	+24.05%	+29.19%	+13.51%	+12.08%	+12.56%
S&P 500 Index	+4.21%	+11.73%	+17.22%	+3.97%	+8.95%	+11.49%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

Top Ten Equity Holdings

1	Jones Lang LaSalle Inc.
Real estate services and money management firm

2	HCC Insurance Holdings, Inc.
Global provider of specialized property and casualty insurance

3	Hewitt Associates, Inc.
Human resources outsourcing and consulting firm

4	Career Education Corp.
For-profit education provider

5	Janus Capital Group Inc.
Mutual fund manager

6	Markel Corp.
Specialty insurance provider

7	Investors Financial Services Corp.
Provider of asset administration services

8	IDEX Corp.
Industrial product manufacturer

9	ARAMARK Corp.
Global provider of outsourcing services

10	McCormick & Co., Inc.
Spice company

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

MARCH 31,  2006   SEMI-ANNUAL REPORT

Ariel Fund Schedule of Investments

Number of Shares	COMMON STOCKS—98.30%	Cost	Market Value

	Consumer Discretionary & Services—32.29%
3,427,375	American Greetings Corp., Class A	$46,527,920	$74,099,847
6,002,675	ARAMARK Corp., Class B	158,166,911	177,319,019
5,233,350	Career Education Corp. * ††	188,549,044	197,454,296
2,165,300	DeVry Inc. *	39,650,933	49,303,881
3,053,200	Harte-Hanks, Inc.	71,147,624	83,505,020
6,506,100	Hasbro, Inc.	107,460,621	137,278,710
6,902,650	Hewitt Associates, Inc., Class A * ††	180,296,528	205,284,811
14,016,500	Interpublic Group of Cos., Inc. *	172,037,124	133,997,740
3,375,300	Lee Enterprises, Inc.	117,861,584	112,363,737
801,200	Matthews International Corp., Class A	17,354,553	30,653,912
1,907,400	McClatchy Co., Class A	117,530,822	93,176,490
8,516,000	Radio One, Inc., Class D *	108,915,574	63,529,360
8,754,400	ServiceMaster Co.	103,829,162	114,857,728
3,277,850	Valassis Communications, Inc. * ††	97,701,250	96,270,455
		1,527,029,650	1,569,095,006
	Consumer Staples—4.82%
2,348,953	J.M. Smucker Co.	93,862,601	93,253,434
4,157,100	McCormick & Co., Inc.	112,883,678	140,759,406
		206,746,279	234,012,840
	Financial Services—30.60%
1,982,100	A.G. Edwards, Inc.	69,247,985	98,827,506
5,392,850	Assured Guaranty Ltd. ††	115,014,303	134,821,250
2,440,750	Chittenden Corp. ††	68,006,283	70,708,527
6,185,900	HCC Insurance Holdings, Inc. ††	126,344,614	215,269,320
3,891,800	Investors Financial Services Corp. ††	137,348,380	182,408,666
8,293,300	Janus Capital Group Inc.	114,953,912	192,155,761
3,008,900	Jones Lang LaSalle Inc. ††	64,325,682	230,301,206
559,325	Markel Corp. * ††	141,324,108	188,872,866
3,451,950	Sky Financial Group, Inc.	96,637,730	91,476,675
2,793,350	TD Banknorth Inc.	84,679,688	81,984,823
		1,017,882,685	1,486,826,600
	Health Care—9.35%
844,900	Bio-Rad Laboratories, Inc., Class A *	49,335,620	52,679,515
1,270,924	Fisher Scientific International Inc. *	65,724,083	86,486,378
4,915,575	IMS Health Inc.	114,603,686	126,674,368
2,609,475	Invacare Corp. ††	96,319,330	81,050,293
1,059,000	Omnicare, Inc.	30,165,488	58,234,410
1,192,925	Sybron Dental Specialties, Inc. *	22,833,051	49,196,227
		378,981,258	454,321,191
	Materials & Processing—5.01%
2,923,310	Brady Corp., Class A	46,030,172	109,507,193
2,531,350	Energizer Holdings, Inc. *	90,128,404	134,161,550
		136,158,576	243,668,743

ARIELMUTUALFUNDS.COM

March 31, 2006 (Unaudited)

Number of Shares	COMMON STOCKS—98.30% (cont’d)	Cost	Market Value

	Producer Durables—10.97%
9,209,200	Andrew Corp. * ††	$94,438,119	$113,088,976
3,478,900	Herman Miller, Inc. ††	74,413,605	112,751,149
3,458,450	IDEX Corp. ††	77,674,783	180,427,337
7,043,775	Steelcase Inc., Class A	92,857,958	126,787,950
		339,384,465	533,055,412
	Technology—5.26%
2,529,050	Anixter International Inc. ††	62,850,068	120,838,009
15,888,050	BearingPoint, Inc. * ††	126,273,476	134,889,544
		189,123,544	255,727,553

	Total Common Stocks	3,795,306,457	4,776,707,345

Principal Amount	REPURCHASE AGREEMENT—0.97%	Cost	Market Value

$47,366,641	State Street Bank and Trust Co., 3.80%, dated 3/31/2006, due 4/3/2006, repurchase price $47,381,641, (collateralized by U.S. Treasury Note, 3.875%, due 9/15/2010)	47,366,641	47,366,641
	Total Investments—99.27%	$3,842,673,098	4,824,073,986
	Other Assets less Liabilities—0.73%		35,345,708
	NET ASSETS—100.00%		$4,859,419,694

*       Non-income producing.

††      Affiliated company (See Note Five).

A category may contain multiple industries as defined by the Standard Industrial Classification System.

The accompanying notes are an integral part of the financial statements.

MARCH 31, 2006 SEMI-ANNUAL REPORT

Ariel Appreciation Fund Portfolio Management Discussion	CAAPX

JOHN W. ROGERS, JR.

Chairman, CEO and
Chief Investment Officer

Fund Results

For the first three months of 2006, the mid-sized holdings comprising Ariel Appreciation Fund rose +1.86%, trailing the Russell Midcap Value Index’s +7.62% return. For the six-month period ended March 31, 2006, the Fund posted a +3.43% gain and the Russell Midcap Value Index increased +9.06% over this same timeframe.

Performance Drivers

The market has experienced an incredible run of late. In fact, USA TODAY noted at quarter end that the market has gone 772 trading days without a ‘correction’...the fourth longest stretch in history without a double-digit decline. Cyclical issues frequently benefit most during economic recoveries as investors become more bullish. History has shown that market cycles go through peaks and troughs, and this current rally can not continue indefinitely. Though never satisfied with trailing returns, we believe our conservative portfolios comprised of high quality companies are positioned to weather the inevitable correction that lies ahead.

Over the quarter, a number of our contrarian picks helped the Fund’s performance. Notably, Janus Capital Group Inc. (NYSE: JNS) benefited from the stabilization of asset flows and solid earnings while Career Education Corp. (NASDAQ: CECO) experienced an important regulatory victory. Additionally, the Fund’s Financial Services holdings lifted performance. Beyond Janus, T. Rowe Price Group, Inc. (NASDAQ: TROW) experienced significant inflows over the quarter.

Our commitment to the downtrodden media sector weighed heavily on results over the quarter. More specifically, Tribune Co. (NYSE: TRB) and McClatchy Co. (NYSE: MNI) fell on negative investor sentiment and unease over circulation levels. Our belief that these concerns are overblown remains unchanged. In our view, Tribune’s impressive collection of assets— including CareerBuilder.com, Food Network and the Chicago Cubs—is underestimated. McClatchy’s acquisition of Knight-Ridder further dampened the stock price, yet we remain positive about the transaction.

It is worth noting the Fund’s performance relative to the benchmark is impacted as much by what we own as by what we don’t. Specifically, the cyclical Materials & Processing companies and Real Estate Investment Trusts we do not hold bolstered the benchmark’s return—widening the spread between our results.

Ariel Appreciation Fund’s six-month story is strikingly similar to its quarterly news. Financial Services companies like Janus and T. Rowe Price boosted overall performance. Unfortunately, depressed media names like Tribune, McClatchy and Interpublic Group of Cos., Inc. (NYSE: IPG) hurt results, overshadowing the gains of other holdings.

Comings & Goings

During the quarter, Ariel Appreciation Fund added one new name, Gannett Co., Inc. (NYSE: GCI). The company publishes the widely-read USA TODAY and also owns many other local newspapers and broadcasting stations. We believe in the future of the newspaper industry and will continue to look for quality media franchises selling at what we consider excellent values. Conversely, Omnicare, Inc. (NYSE: OCR) was sold after considerable price appreciation left its shares trading at our private market value estimate.

The Patient Investor

Reflecting on the longer-time horizon, Ariel Appreciation Fund posted a +13.87% ten-year average annual total return. We believe our long-term performance is driven by our disciplined investment approach; stock selection across industries in which Ariel has experience and our commitment to investing in quality companies we believe are selling at excellent values.

800-292-7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

About the Fund

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

Composition of Equity Holdings

		Russell
	Ariel	Midcap	S&P
	Appreciation	Value	500
	Fund†	Index	Index

Consumer Discretionary & Services	48.1%	11.0%	11.8%

Financial Services	30.8%	34.1%	22.0%

Health Care	11.2%	3.5%	12.7%

Producer Durables	4.5%	4.7%	4.5%

Other	2.8%	2.0%	4.9%

Consumer Staples	2.6%	6.3%	7.5%

Utilities	0.0%	14.0%	7.1%

Materials & Processing	0.0%	9.0%	3.6%

Technology	0.0%	7.3%	13.6%

Other Energy	0.0%	4.2%	3.9%

Autos & Transportation	0.0%	3.4%	2.5%

Integrated Oils	0.0%	0.6%	5.8%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.5%
Cash & Other	0.5%

Average Annual Total Returns as of March 31, 2006

	1st Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	+1.86%	+7.73%	+18.66%	+9.70%	+13.87%	+12.57%
Russell Midcap Value Index	+7.62%	+20.30%	+29.23%	+14.69%	+13.87%	+13.93%
Russell Midcap Index	+7.61%	+21.54%	+27.87%	+12.52%	+12.66%	+13.39%
S&P 500 Index	+4.21%	+11.73%	+17.22%	+3.97%	+8.95%	+10.76%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Appreciation Fund

Top Ten Equity Holdings

1	Accenture Ltd
Information and technology consultant

2	Pitney Bowes Inc.
Manufacturer of mailing equipment

3	Northern Trust Corp.
Personal and institutional trust company

4	Tribune Co.
Publishing and broadcasting company

5	Career Education Corp.
For-profit education provider

6	Fisher Scientific International Inc.
Distributor of scientific equipment and instruments

7	Franklin Resources, Inc.
Global investment management organization

8	Black & Decker Corp.
Manufacturer of power tools and accessories

9	Baxter International Inc.
Diversified health care manufacturer

10	YUM! Brands, Inc.
Quick service restaurant company

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

MARCH 31, 2006 SEMI-ANNUAL REPORT

Ariel Appreciation Fund Schedule of Investments

Number of Shares	COMMON STOCKS—99.47%	Cost	Market Value

	Consumer Discretionary & Services—47.87%
5,780,500	Accenture Ltd, Class A	$102,007,893	$173,819,635
3,291,350	ARAMARK Corp., Class B	82,623,664	97,226,479
1,314,300	Black & Decker Corp.	63,795,974	114,199,527
3,549,050	Career Education Corp. *	127,798,328	133,905,657
1,177,450	Carnival Corp.	40,866,633	55,775,807
5,264,995	Cendant Corp.	70,805,784	91,347,663
685,900	Gannett Co., Inc.	40,611,105	41,099,128
2,173,175	Harte-Hanks, Inc.	34,369,993	59,436,336
9,900,400	Interpublic Group of Cos., Inc. *	147,909,438	94,647,824
5,549,700	Mattel, Inc.	96,254,223	100,616,061
1,119,525	McClatchy Co., Class A	58,976,276	54,688,796
1,269,800	Mohawk Industries, Inc. *	96,938,533	102,498,256
1,228,800	Omnicom Group Inc.	85,959,364	102,297,600
4,950,195	ServiceMaster Co.	63,082,414	64,946,558
4,906,250	Tribune Co.	198,552,707	134,578,438
2,178,500	YUM! Brands, Inc.	55,167,019	106,441,510
		1,365,719,348	1,527,525,275
	Consumer Staples—2.56%
1,363,472	Clorox Co.	56,200,365	81,603,799

	Financial Services—30.64%
1,243,100	Ambac Financial Group, Inc.	89,877,941	98,950,760
726,822	Dun & Bradstreet Corp. *	18,040,486	55,732,711
1,972,200	Equifax Inc.	43,333,716	73,444,728
1,219,600	Franklin Resources, Inc.	47,872,866	114,935,104
4,557,200	H&R Block, Inc.	112,427,593	98,663,380
4,584,200	Janus Capital Group Inc.	58,040,982	106,215,914
1,649,292	MBIA Inc.	68,416,555	99,171,928
2,669,500	Northern Trust Corp.	94,880,990	140,148,750
2,139,635	Popular, Inc.	50,522,837	44,418,823
1,093,650	T. Rowe Price Group, Inc.	40,503,007	85,534,366
2,063,593	TD Banknorth Inc.	62,907,555	60,566,455
		686,824,528	977,782,919
	Health Care—11.10%
2,902,950	Baxter International Inc.	67,843,342	112,663,489
1,696,877	Fisher Scientific International Inc. *	63,774,997	115,472,480
3,105,060	IMS Health Inc.	49,619,587	80,017,396
2,416,300	Schering-Plough Corp.	40,280,772	45,885,537
		221,518,698	354,038,902
	Other—2.78%
1,169,000	Johnson Controls, Inc.	67,545,971	88,762,170

ARIELMUTUALFUNDS.COM

March 31, 2006 (Unaudited)

Number of Shares	COMMONSTOCKS—99.47% (cont’d)	Cost	Market Value

	Producer Durables—4.52%
3,362,575	Pitney Bowes Inc.	$130,015,346	$144,355,345

	Total Common Stocks	2,527,824,256	3,174,068,410

Principal Amount	REPURCHASE AGREEMENT—0.31%	Cost	Market Value

$9,958,669	State Street Bank and Trust Co., 3.80%, dated 3/31/2006, due 4/3/2006, repurchase price of $9,961,823, (collateralized by U.S. Treasury Bond at 8.125%, due 5/15/2021 and U.S. Treasury Notes at 2.375% and 4.00%, due 8/15/2006 and 6/15/2009)	9,958,669	9,958,669
	Total Investments—99.78%	$2,537,782,925	3,184,027,079
	Other Assets less Liabilities—0.22%		7,153,250
	NET ASSETS—100.00%		$3,191,180,329

*       Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

MARCH 31, 2006 SEMI-ANNUAL REPORT

Ariel Focus Fund Portfolio Management Discussion	ARFFX

CHARLES K. BOBRINSKOY
Vice Chairman, Co-Portfolio Manager

TIMOTHY FIDLER, CFA
Director of Research, Co-Portfolio Manager

Fund Results

For the three months ended March 31, 2006, Ariel Focus Fund earned +1.34%. By comparison, the Russell 1000 Value Index gained +5.93% and the S&P 500 Index rose +4.21% over the quarter. For the six-month period ended March 31, 2006, Ariel Focus Fund increased +4.71%. During this same timeframe, the Russell 1000 Value Index gained +7.27% and the S&P 500 Index increased +6.40%.

Performance Drivers

While the small and mid-cap markets have had an incredible rally, larger cap stocks have largely sat on the sidelines. In fact, the S&P 500 Index, which reflects the broader market, is only now achieving levels reached in 2000. This underperformance is particularly notable in the high quality names Ariel favors. We believe current market conditions have presented a unique opportunity to purchase quality brands at good values for the portfolio.

Over the quarter ended March 31, 2006, the performance of key Health Care and Financial Services selections helped results. Notably, Pfizer Inc (NYSE: PFE) appreciated due to strong revenue growth, cost cutting and significant share repurchases. Additionally, Morgan Stanley (NYSE: MS) benefited from record revenues in investment banking, sales and trading, as well as increased confidence in the leadership of new CEO John Mack. Weakness in a few holdings offset much of these gains. Specifically, H&R Block, Inc. (NYSE: HRB) slid on disappointing earnings and flat tax return volumes, largely a result of a poorly timed software implementation in January. Moreover, New York State’s Attorney General Eliot Spitzer’s charges regarding the company’s IRA program further pressured the stock. Admittedly, these are challenges, but we remain confident in the strength of H&R Block’s franchise and its broad appeal to individual taxpayers. Similarly, cruise ship operator, Carnival Corp., (NYSE: CCL) suffered from weakening in Caribbean bookings, a fire aboard the Star Princess and management’s lowering of yield guidance. In our view, these are short-term, fixable issues. Carnival is an industry leader and has a track-record of navigating challenges successfully.

Over the six-month period, Financial Services continued to be an important driver of results. Specifically, JPMorgan Chase & Co. (NYSE: JPM) benefited from investor confidence in its leadership and solid earnings. Morgan Stanley’s stock appreciated as described previously. Other notable performers during this period include information technology consultant, Accenture Ltd (NYSE: ACN), which rose on market share gains and auto parts supplier, Johnson Controls, Inc. (NYSE: JCI), which appreciated on increasing investor confidence regarding its York acquisition. Weakness in some of our Consumer Discretionary holdings, the Fund’s largest weighting, hurt the portfolio’s overall return. Notably, Tribune Co. (NYSE: TRB), suffered from negative investor sentiment about the fate of the newspaper industry—skepticism we believe is overblown. In our view, Tribune’s impressive collection of assets is significantly underestimated. Hospitality and hotel franchisor, Cendant Corp. (NYSE: CD) also struggled—primarily on investor concerns with its online travel business. In our view, Cendant has other strong franchises through its vehicle services and hospitality business units which we believe are overlooked and undervalued by the investment community.

Comings & Goings

During the quarter, we added two new names to Ariel Focus Fund. We purchased Tyco International Ltd. (NYSE: TYC), a world-leading manufacturer of electronics, industrial, and healthcare products, as well as a provider of fire and safety services through its ADT subsidiary. Tyco is led by a CEO we admire, Ed Breen. Additionally, we added Gannett Co., Inc. (NYSE: GCI) to the portfolio. The company publishes the widely-read USA TODAY and also owns many other local newspapers and broadcasting stations. The cash came from the Fund’s sale of Wal-Mart Stores, Inc. (NYSE: WMT).

800-292-7435

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

About the Fund

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion at the time of initial purchase. Ariel Focus Fund is a non-diversified fund and generally will hold 20 securities.

Composition of Equity Holdings

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Consumer Discretionary & Services	44.4%	8.5%	11.8%

Financial Services	19.5%	37.0%	22.0%

Other	16.8%	2.5%	4.9%

Health Care	8.9%	6.7%	12.7%

Technology	6.4%	5.0%	13.6%

Autos & Transportation	4.0%	2.3%	2.5%

Utilities	0.0%	12.4%	7.1%

Integrated Oils	0.0%	10.5%	5.8%

Materials & Processing	0.0%	4.9%	3.6%

Consumer Staples	0.0%	4.6%	7.5%

Other Energy	0.0%	3.5%	3.9%

Producer Durables	0.0%	2.2%	4.5%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	95.9%
Cash & Other	4.1%

Total Returns as of March 31, 2006

	1st Quarter	Life of Fund
Ariel Focus Fund	+1.34%	+7.12%
Russell 1000 Value Index	+5.93%	+10.74%
S&P 500 Index	+4.21%	+9.45%

Returns are not annualized.

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Focus Fund

Top Ten Equity Holdings

1	Berkshire Hathaway, Inc.
Insurance and investment firm

2	Accenture Ltd
Information and technology consultant

3	International Business Machines Corp.
Worldwide provider of computer products and services

4	Carnival Corp.
Worldwide cruise company

5	Black & Decker Corp.
Manufacturer of power tools and accessories

6	Omnicom Group Inc.
Global advertising and marketing services company

7	Tyco International Ltd.
Manufacturing conglomerate

8	H&R Block, Inc.
Tax services provider

9	Cendant Corp.
Global provider of consumer and business services

10	Pfizer Inc
Pharmaceutical company

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

MARCH 31, 2006 SEMI-ANNUAL REPORT

Ariel Focus Fund Schedule of Investments	March 31, 2006 (Unaudited)

Number of Shares	COMMON STOCKS—95.94%	Cost	Market Value

	Auto & Transportation—3.88%
6,800	Toyota Motor Corp., ADR	$520,927	$740,520

	Consumer Discretionary & Services—42.55%
39,100	Accenture Ltd, Class A	1,022,916	1,175,737
12,900	Black & Decker Corp.	1,129,248	1,120,881
23,800	Carnival Corp.	1,172,571	1,127,406
52,000	Cendant Corp.	1,000,627	902,200
9,000	Gannett Co., Inc.	530,506	539,280
41,400	Gap Inc.	723,898	773,352
29,100	Hewitt Associates, Inc., Class A *	788,480	865,434
13,300	Omnicom Group Inc.	1,078,681	1,107,225
19,000	Tribune Co.	672,821	521,170
		8,119,748	8,132,685

	Financial Services—18.74%
18,000	Citigroup Inc.	837,596	850,140
46,200	H&R Block, Inc.	1,155,707	1,000,230
20,600	JPMorgan Chase & Co.	778,409	857,784
13,900	Morgan Stanley	783,815	873,198
		3,555,527	3,581,352
	Health Care—8.58%
28,800	IMS Health Inc.	671,877	742,176
36,000	Pfizer Inc	947,838	897,120
		1,619,715	1,639,296
	Other—16.10%
392	Berkshire Hathaway, Inc., Class B *	1,158,379	1,180,704
10,500	Johnson Controls, Inc.	635,764	797,265
40,900	Tyco International Ltd.	1,054,040	1,099,392
		2,848,183	3,077,361
	Technology—6.09%
14,100	International Business Machines Corp.	1,125,247	1,162,827

	Total Common Stocks	17,789,347	18,334,041

Principal Amount	REPURCHASE AGREEMENT—12.27%	Cost	Market Value

$2,345,715	State Street Bank and Trust Co., 3.80%, dated 3/31/2006, due 4/3/2006, repurchase price $2,346,458, (collateralized by U.S. Treasury Note, 4.00%, due 6/15/2009)	2,345,715	2,345,715
	Total Investments—108.21%	$20,135,062	20,679,756
	Liabilities less Other Assets—(8.21)%		(1,568,534)
	NET ASSETS—100.00%		$19,111,222

*       Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

ARIELMUTUALFUNDS.COM

Statements of Assets & Liabilities	March 31, 2006 (Unaudited)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Assets:
Investments in unaffiliated securities, at value (cost $2,144,426,884, $2,527,824,256 and $17,789,347, respectively)	$2,512,270,640	$3,174,068,410	$18,334,041

Investments in affiliated securities, at value (cost $1,650,879,573)	2,264,436,705	—	—

Repurchase agreements, at value (cost $47,366,641, $9,958,669 and $2,345,715, respectively)	47,366,641	9,958,669	2,345,715
Receivable for fund shares sold	38,474,062	4,562,831	205,179
Receivable for securities sold	—	25,245,021	—
Dividends and interest receivable	3,599,301	2,996,607	17,427
Prepaid and other assets	125,247	67,935	14,903
Total assets	4,866,272,596	3,216,899,473	20,917,265

Liabilities:
Payable for securities purchased	228,485	19,114,110	1,757,073
Payable for fund shares redeemed	5,116,986	5,605,349	5,300
Other liabilities	1,507,431	999,685	43,670
Total liabilities	6,852,902	25,719,144	1,806,043
Net Assets	$4,859,419,694	$3,191,180,329	$19,111,222

Net Assets Consist of:
Paid-in capital	$3,820,287,863	$2,449,428,883	$18,498,842
Undistributed net investment income (loss)	(2,117,448)	(186,010)	25,723
Accumulated net realized gain on investment transactions	59,848,391	95,693,302	41,963
Net unrealized appreciation on investments	981,400,888	646,244,154	544,694
Total net assets	$4,859,419,694	$3,191,180,329	$19,111,222

Total net assets	$4,859,419,694	$3,191,180,329	$19,111,222
Shares outstanding (no par value)	89,774,352	67,058,091	1,808,971
Net asset value, offering and redemption price per share	$54.13	$47.59	$10.56

The accompanying notes are an integral part of the financial statements.

MARCH 31, 2006 SEMI-ANNUAL REPORT

Statements of Operations	Six Months Ended March 31, 2006 (Unaudited)

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund

Investment Income:
Dividends (a)	$33,231,626	(b)	$25,127,231	$108,138
Interest	1,202,144		281,613	17,470
Total investment income	34,433,770		25,408,844	125,608

Expenses:
Management fees	13,525,722		11,063,010	47,430
Distribution fees	5,978,068		4,111,168	15,810
Shareholder service fees	3,329,151		2,042,983	—
Transfer agent fees and expenses	773,139		514,570	12,288
Printing and proxy expenses	1,069,742		634,938	47,865
Federal and state registration fees	79,538		24,875	6,784
Trustees’ fees and expenses	108,869		82,397	23,247
Custody fees and expenses	88,686		61,677	2,082
Professional fees	65,483		53,719	30,220
Miscellaneous expenses	101,822		74,471	2,216
Total expenses before reimbursements	25,120,220		18,663,808	187,942
Expense reimbursements	—		—	(108,824)
Net expenses	25,120,220		18,663,808	79,118
Net investment income	9,313,550		6,745,036	46,490
Realized and unrealized gain:
Net realized gain on investments and foreign currency translations	66,063,741	(c)	118,077,960	78,298
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	212,979,250		(12,921,924)	450,176
Net gain on investments	279,042,991		105,156,036	528,474
Net increase in net assets resulting from operations	$288,356,541		$111,901,072	$574,964

(a) Net of $80,142, $79,967 and $0, respectively, in foreign tax withheld.

(b) Includes $13,579,459 in dividends from affiliated issuers. See Note Five for information on affiliated issuers.

(c) Includes $3,331,719 in net gains from affiliated securities.

The accompanying notes are an integral part of the financial statements.

800-292-7435

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations:
Net investment income	$9,313,550	$3,523,125	$6,745,036	$5,597,579
Net realized gain on investments and foreign currency translations	66,063,741	313,187,264	118,077,960	149,978,520
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	212,979,250	125,229,877	(12,921,924)	179,147,434
Net increase in net assets from operations	288,356,541	441,940,266	111,901,072	334,723,533

Distributions to Shareholders:
Net investment income	(14,001,363)	(1,801,459)	(9,404,852)	(3,123,784)
Capital gains	(314,775,822)	(129,551,282)	(150,978,436)	(79,775,993)
Total distributions	(328,777,185)	(131,352,741)	(160,383,288)	(82,899,777)

Share transactions:
Shares sold	515,713,210	2,088,994,615	295,145,068	844,340,777
Shares issued to holders in reinvestment of dividends	293,314,291	117,202,460	153,914,048	79,635,901
Shares redeemed	(927,038,282)	(886,279,449)	(562,499,966)	(741,814,414)
Net increase (decrease) from share transactions	(118,010,781)	1,319,917,626	(113,440,850)	182,162,264

Total increase (decrease) in net assets	(158,431,425)	1,630,505,151	(161,923,066)	433,986,020

Net Assets:
Beginning of year	5,017,851,119	3,387,345,968	3,353,103,395	2,919,117,375
End of period	$4,859,419,694	$5,017,851,119	$3,191,180,329	$3,353,103,395
Undistributed net investment income (loss) included in net assets at end of period	$(2,117,448)	$2,570,365	$(186,010)	$2,473,806

Capital share transactions:
Shares sold	9,851,206	39,515,925	6,228,470	18,053,589
Shares reinvested	5,774,261	2,263,523	3,300,435	1,746,904
Shares redeemed	(17,837,007)	(16,715,965)	(11,867,660)	(15,832,682)
Net increase (decrease) in shares outstanding	(2,211,540)	25,063,483	(2,338,755)	3,967,811

The accompanying notes are an integral part of the financial statements.

MARCH 31, 2006 SEMI-ANNUAL REPORT

March 31, 2006 (Unaudited)

	Ariel Focus Fund
	Six Months Ended March 31, 2006 (Unaudited)	June 30, 2005(a) to September 30, 2005
Operations:
Net investment income	$46,490	$10,322
Net realized gain on investments and foreign currency translations	78,298	89,542
Change in net unrealized appreciation on investments and foreign currency translations	450,176	94,518
Net increase in net assets from operations	574,964	194,382

Distributions to shareholders:
Net investment income	(37,431)	—
Capital gains	(125,877)	—
Total distributions	(163,308)	—

Share transactions:
Shares sold	7,801,410	10,620,673
Shares issued to holders in reinvestment of dividends	106,400	—
Shares redeemed	(23,299)	—
Net increase from share transactions	7,884,511	10,620,673

Total increase in net assets	8,296,167	10,815,055

Net Assets:
Beginning of year	10,815,055	—
End of period	$19,111,222	$10,815,055
Undistributed net investment income included in net assets at end of period	$25,723	$16,664

Capital share transactions:
Shares sold	743,747	1,057,119
Shares reinvested	10,314	—
Shares redeemed	(2,209)	—
Net increase in shares outstanding	751,852	1,057,119

(a) Commencement of operations.

The accompanying notes are an integral part of the financial statements.

ARIELMUTUALFUNDS.COM

Financial Highlights
March 31, 2006 (Unaudited)
For a share outstanding throughout each period

ARIEL FUND

	Six Months Ended March 31, 2006 (Unaudited)		Year Ended September 30
			2005	2004	2003	2002	2001
Net asset value, beginning of year	$54.55		$50.62	$40.84	$35.18	$33.58	$35.66
Income from investment operations:
Net investment income (loss)	0.10		0.04	0.02	(0.02)	(0.05)	0.18
Net realized and unrealized gains on investments	3.11		5.70	9.76	6.20	2.29	3.74
Total from investment operations	3.21		5.74	9.78	6.18	2.24	3.92
Distributions to shareholders:
Dividends from net investment income	(0.15)		(0.02)	—	—	(0.11)	(0.25)
Distributions from capital gains	(3.48)		(1.79)	—	(0.52)	(0.53)	(5.75)
Total distributions	(3.63)		(1.81)	—	(0.52)	(0.64)	(6.00)
Net asset value, end of period	$54.13		$54.55	$50.62	$40.84	$35.18	$33.58
Total return	6.35	%(a)	11.54%	23.95%	17.82%	6.62%	12.24%
Supplemental data and ratios:
Net assets, end of period, in thousands	$4,859,420		$5,017,851	$3,387,346	$2,007,868	$1,140,501	$409,499
Ratio of expenses to average net assets	1.05	%(b)	1.03%	1.07%	1.10%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets	0.39	%(b)	0.08%	0.06%	(0.05)%	(0.12)%	0.59%
Portfolio turnover rate	10	%(a)	19%	16%	4%	6%	24%

ARIEL APPRECIATION FUND

	Six Months Ended March 31, 2006 (Unaudited)		Year Ended September 30
			2005	2004		2003	2002	2001
Net asset value, beginning of year	$48.32		$44.62	$38.99		$31.49	$32.40	$33.68
Income from investment operations:
Net investment income (loss)	0.09		0.09	0.01		(0.02)	(0.02)	0.10
Net realized and unrealized gains (losses) on investments	1.51		4.86	5.62		7.64	(0.12)	2.69
Total from investment operations	1.60		4.95	5.63		7.62	(0.14)	2.79
Distributions to shareholders:
Dividends from net investment income	(0.13)		(0.05)	—		—	(0.06)	(0.12)
Distributions from capital gains	(2.20)		(1.20)	—		(0.12)	(0.71)	(3.95)
Total distributions	(2.33)		(1.25)	—		(0.12)	(0.77)	(4.07)
Net asset value, end of period	$47.59		$48.32	$44.62		$38.99	$31.49	$32.40
Total return	3.43	%(a)	11.26%	14.44%		24.29%	(0.73)%	8.83%
Supplemental data and ratios:
Net assets, end of period, in thousands	$3,191,180		$3,353,103	$2,919,117		$2,064,883	$1,274,543	$564,288
Ratio of expenses to average net assets, including reimbursements	1.13	%(b)	1.14%	1.15	%(c)	1.20%	1.26%	1.26%
Ratio of net investment income (loss) to average net assets	0.41	%(b)	0.17%	0.01%		(0.06)%	(0.06)%	0.35%
Portfolio turnover rate	12	%(a)	25%	19%		32%	13%	28%

(a) Not annualized.

(b) Annualized.

(c) Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

The accompanying notes are an integral part of the financial statements.

MARCH 31, 2006 SEMI-ANNUAL REPORT

ARIEL FOCUS FUND

	Six Months Ended March 31, 2006 (Unaudited)		June 30, 2005* September 30, 2005
Net asset value, beginning of year	$10.23		$10.00
Income from investment operations:
Net investment income	0.03		0.01
Net realized and unrealized gains on investments	0.44		0.22
Total from investment operations	0.47		0.23
Distributions to shareholders:
Dividends from net investment income	(0.03)		—
Distributions from capital gains	(0.11)		—
Total distributions	(0.14)		—
Net asset value, end of period	$10.56		$10.23
Total return	4.71	%(a)	2.30	%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$19,111		$10,815
Ratio of expenses to average net assets, including waivers	1.25	%(b)	1.25	%(b)
Ratio of expenses to average net assets, excluding waivers	2.96	%(b)	2.55	%(b)
Ratio of net investment income to average net assets, including waivers	0.73	%(b)	0.41	%(b)
Ratio of net investment loss to average net assets, excluding waivers	(0.98	)%(b)	(0.89	)%(b)
Portfolio turnover rate	21	%(a)	15	%(a)

* Commencement of operations.

(a) Not annualized.

(b) Annualized.

The accompanying notes are an integral part of the financial statements.

800-292-7435

Notes to the Financial Statements	March 31, 2006 (Unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Investment Valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Transactions – The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase Agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

MARCH 31, 2006 SEMI-ANNUAL REPORT

Expenses – The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds. The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.

Note Three | Investment Transactions, Distributions and Federal Income Tax Matters

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2006 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Purchases	$482,816,647	$381,160,174	$10,457,732
Sales	738,356,563	607,375,869	2,611,161

Note Four | Investment Advisory and Other Transactions with Related Parties

Ariel Capital Management, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”). Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%
Next $500 million	0.60%	0.70%	0.70%
Over $1 billion	0.55%	0.65%	0.65%

The Adviser has contractually agreed to reimburse Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million. The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the fiscal year ended September 30, 2006. After that date, there is no assurance that such expenses will be limited.

ARIELMUTUALFUNDS.COM

March 31, 2006 (Unaudited)

Ariel Distributors, Inc. is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. Distribution fee expense totaled $5,978,068 for Ariel Fund, $4,111,168 for Ariel Appreciation Fund and $15,810 Ariel Focus Fund during the six months ended March 31, 2006. These amounts were paid to the Distributor, which reallowed $4,436,642 for Ariel Fund, $3,260,684 for Ariel Appreciation Fund and $70 for Ariel Focus Fund to broker-dealers who distribute fund shares. The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with Affiliated Companies

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the six months ended March 31, 2006 with affiliated companies:

	Share Activity				Six Months Ended March 31, 2006
Security Name	Balance September 30, 2005	Purchases	Sales	Balance March 31, 2006	Value at March 31, 2006	Dividends Credited to Income	Gain (Loss) Realized on Sale of Shares
Andrew Corp.	9,160,600	48,600	—	9,209,200	$113,088,976	$—	$—
Anixter International Inc.	2,510,450	18,600	—	2,529,050	120,838,009	10,041,800	—
Assured Guaranty Ltd.	5,359,850	33,000	—	5,392,850	134,821,250	348,390	—
BearingPoint, Inc.	14,261,275	1,626,775	—	15,888,050	134,889,544	—	—
Bob Evans Farms, Inc.	3,536,208	—	3,536,208	—	—	—	8,780,412
Career Education Corp.*	3,437,050	1,796,300	—	5,233,350	197,454,296	—	—
Chittenden Corp.*	1,874,150	566,600	—	2,440,750	70,708,527	674,694	—
HCC Insurance Holdings, Inc.	6,158,100	27,800	—	6,185,900	215,269,320	925,800	—
Herman Miller, Inc.*	3,463,000	15,900	—	3,478,900	112,751,149	528,108	—
Hewitt Associates, Inc.	6,902,650	—	—	6,902,650	205,284,811	—	—
Horace Mann Educators Corp.	3,918,975	—	3,918,975	—	—	—	1,754,747
IDEX Corp.	3,458,450	—	—	3,458,450	180,427,337	830,028	—
Invacare Corp.	2,609,475	—	—	2,609,475	81,050,293	65,237	—
Investors Financial Services Corp.	3,891,800	—	—	3,891,800	182,408,666	165,402	—
Jones Lang LaSalle Inc.	3,008,900	—	—	3,008,900	230,301,206	—	—
Journal Register Co.	2,093,200	—	2,093,200	—	—	—	(7,203,440)
Markel Corp.	543,125	16,200	—	559,325	188,872,866	—	—
Valassis Communications, Inc.	3,269,750	8,100	—	3,277,850	96,270,455	—	—
					$2,264,436,705	$13,579,459	$3,331,719

* Became an affiliated company during the six months ended March 31, 2006.

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees accordingly. Horace Mann and its affiliates distribute Fund shares on terms comparable to other distributors and receive shareholder service fees from Ariel Fund and 12b-1 fees from Ariel Distributors, Inc.

MARCH 31, 2006 SEMI-ANNUAL REPORT

Fund Expense Example	(Unaudited)

Example

As a shareholder of the Ariel Mutual Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Ariel Mutual Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Ariel Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included, in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2005 to March 31, 2006.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled, Expenses Paid During Period, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Ariel Mutual Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Ariel Mutual Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Ariel Mutual Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Fund and Return	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Ariel Fund
Actual	$1,000.00	$1,063.50	$5.40	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%

Ariel Appreciation Fund
Actual	$1,000.00	$1,034.30	$5.73	1.13%
Hypothetical (5% before expenses)	$1,000.00	$1,019.40	$5.72	1.13%

Ariel Focus Fund
Actual	$1,000.00	$1,047.10	$6.38	1.25%
Hypothetical (5% before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

* Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

800-292-7435

Important Supplemental Information

Proxy Voting Policies, Procedures, and Record

Both a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling us at 800-292-7435. Such information for the Ariel Mutual Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All Ariel Mutual Funds quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on our web site at arielmutualfunds.com. Shareholders also may obtain copies of shareholder reports upon request by contacting us directly at 800-292-7435 or by writing to us at P.O. Box 219121, Kansas City, Missouri 64121-9121.

Results of Shareholder Proxy

At a special meeting of all shareholders of the Trust (including shareholders of Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund) held on January 26, 2006 (First Adjournment of January 13, 2006 Meeting), the results of Proposal 1 were as follows:

Proposal 1: Electing or re-electing all Trustees.

Nominees	Votes For	Withhold
Mario L. Baeza	81,938,130	1,552,820
James W. Compton	81,942,764	1,548,186
William C. Dietrich	82,057,536	1,433,414
Royce N. Flippin, Jr.	81,873,750	1,617,200
John G. Guffey, Jr.	82,113,194	1,377,756
Mellody L. Hobson	82,080,245	1,410,705
Christopher G. Kennedy	82,104,538	1,386,412
Merrillyn J. Kosier	82,090,056	1,400,894
H. Carl McCall	81,796,024	1,694,926
Bert N. Mitchell	82,112,147	1,378,803
John W. Rogers, Jr.	81,944,587	1,546,363
James M. Williams	82,076,046	1,414,904

MARCH 31, 2006 SEMI-ANNUAL REPORT

At a special meeting of Shareholders of Ariel Fund and Ariel Appreciation Fund held January 31, 2006, (Second Adjournment of January 13, 2006 Meeting), the results of Proposal 2 were as follows:

Proposal 2: Approving a uniform set of fundamental investment restrictions and eliminating a variety of former fundamental investment restrictions.

	Ariel Fund				Ariel Appreciation Fund
	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
A.Amendment to the fundamental investment restriction regarding diversification	34,245,699	4,932,135	1,487,405	7,399,987	25,987,744	1,780,675	1,151,783	6,484,500
B.Amendment to the fundamental investment restriction regarding industry concentration	36,966,886	1,988,822	1,709,531	7,399,987	25,644,302	1,940,312	1,335,588	6,484,500
C.Elimination of the fundamental investment restriction regarding the purchase of more than 10% of the voting securities of an issuer	33,296,315	5,684,366	1,684,558	7,399,987	25,243,722	2,362,628	1,313,851	6,484,500
D.Amendment to the fundamental investment restriction regarding making loans	35,734,420	3,296,417	1,634,403	7,399,987	25,105,424	2,556,733	1,258,045	6,484,500
E. Amendment to the fundamental investment restriction regarding underwriting	35,584,701	3,376,064	1,704,474	7,399,987	25,509,374	2,102,764	1,308,063	6,484,500
F. Elimination of the fundamental investment restriction regarding the purchase of illiquid securities	32,731,433	6,207,146	1,726,661	7,399,987	25,004,890	2,544,768	1,370,543	6,484,500
G.Elimination of the fundamental investment restriction regarding transactions with Fund officers or trustees	32,306,927	6,637,905	1,720,407	7,399,987	24,302,784	3,276,985	1,340,433	6,484,500
H.Amendment to the fundamental investment restriction regarding senior securities and borrowing	33,791,429	5,058,128	1,815,683	7,399,987	25,102,147	2,386,018	1,432,036	6,484,500
I. Amendment to the fundamental investment restriction regarding short selling, margin purchases, and investing in warrants and commodities	32,818,810	6,188,065	1,658,365	7,399,987	24,930,740	2,666,608	1,322,853	6,484,500
J. Elimination of the fundamental investment restriction regarding puts, calls, straddles and spreads	32,938,923	5,899,078	1,827,238	7,399,987	24,819,308	2,666,563	1,434,331	6,484,500

ARIELMUTUALFUNDS.COM

The results of Proposal 2 continued:	March 31, 2006 (Unaudited)

	Ariel Fund				Ariel Appreciation Fund
	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
K.Elimination of the fundamental investment restriction regarding investments in companies with affiliated persons	34,632,075	4,309,590	1,723,574	7,399,987	24,330,283	3,256,680	1,333,238	6,484,500
L. Elimination of the fundamental investment restriction regarding investments in companies for the purpose of exercising control	33,150,252	5,847,896	1,667,092	7,399,987	24,982,738	2,651,297	1,286,167	6,484,500
M.Amendment to the fundamental investment restriction regarding investments in real estate	34,819,509	4,344,904	1,500,827	7,399,987	25,947,395	1,814,176	1,158,630	6,484,500
N.Elimination of the fundamental investment restriction regarding investments in oil, gas, and mineral exploration	33,768,722	5,360,974	1,535,543	7,399,987	25,497,505	2,234,224	1,188,473	6,484,500
O.Elimination of the fundamental investment restriction regarding investments in other investment companies	36,553,350	2,430,060	1,681,829	7,399,987	25,355,773	2,252,395	1,312,034	6,484,500
P. Elimination of the fundamental investment restriction regarding investments in companies with less than three years of continuous operations, and	33,123,511	5,883,083	1,658,645	7,399,987	25,058,223	2,594,659	1,267,320	6,484,500
Q.Elimination of the fundamental investment restriction regarding arbitrage	35,542,889	3,166,615	1,955,735	7,399,987	24,791,479	2,599,258	1,529,464	6,484,500

MARCH 31, 2006 SEMI-ANNUAL REPORT

Approval of the Management Agreement

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (each a “Fund” and collectively the “Funds”) are series of Ariel Investment Trust, an open-end management investment company organized as a serial Massachusetts business trust (the “Trust”). Ariel Fund and Ariel Appreciation Fund are diversified series of the Trust. Ariel Focus Fund is a non-diversified series of the Trust. Ariel Capital Management, LLC (the “Adviser”) acts as investment adviser and fund administrator under a management agreement with the Trust for each of the Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Management Agreement”).

The Trust’s Board of Trustees (the “Board” or “Trustees”) is scheduled to meet four times a year. The Trustees, including those Trustees who were not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), believe that matters bearing on the Management Agreement are considered at most, if not all, of their meetings. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees. The Trustees, including the Independent Trustees, regularly review, among other issues:

(i) arrangements in respect of the distribution of the Funds’ shares, (ii) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay the Funds’ expenses and to pay for research and other similar services, (iii) the Adviser’s management of the relationships with the Funds’ third party service providers, including custodian and transfer agents, (iv) the resources devoted to and the record of compliance with the Funds’ investment policies and restrictions and with policies on personal securities transactions, (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates and (vi) the relative performance of each Fund against peers for different time periods.

In November 2005, the Trustees, including a majority of the Independent Trustees voting in person, approved the continuation, without any material changes, of the existing Management Agreement for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund. In considering the Management Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling.

In approving the renewal of the Management Agreement at their November 15, 2005 Board of Trustees meeting, the Board, including the Independent Trustees, reviewed significant information provided by the Adviser in response to written questions from the Management Contracts Committee (which consists solely of Independent Trustees) and held extended discussions with independent counsel to the Independent Trustees concerning the same. The Board, including Independent Trustees, also reviewed the findings made at a meeting of the Management Contracts Committee held on November 8, 2005, which conducted a detailed review of the Adviser’s responses and related information.

The Trustees considered the nature, extent and quality of the services provided by the Adviser. They also reviewed the nature and quality of the investment advisory and administrative services provided under the Management Agreement in relation to the fees. The Trustees noted that the Adviser and its personnel were sufficiently experienced and qualified to provide investment advisory services for the Funds.

The Trustees reviewed comparative performance and expense information for the relevant peer group in which each fund is classified according to Lipper Analytical Services. The Trustees considered the expense ratio of each Fund and concluded that it was reasonable and competitive with the expense ratios of the respective Fund’s peer group as determined by Lipper. The Trustees reviewed the profitability of each Fund with the Adviser and concluded that it was within an acceptable range, neither too excessive nor so low that the Adviser could

800-292-7435

March 31, 2006 (Unaudited)

not effectively service each Fund. The Trustees reviewed comparative data with respect to the performance of similar funds and the Funds’ benchmarks. The Trustees noted that Ariel Fund’s and Ariel Appreciation Fund’s comparative performance was strong over longer-term investment horizons.

The Trustees reviewed the extent to which economies of scale were being realized as the Funds continue to grow. The Trustees considered whether fee levels reflected these economies of scales for the benefit of the Funds’ investors. It was noted that asset growth in the Funds remains robust and that the advisory fees for Ariel Fund and Ariel Appreciation Fund had decreased as a percent of net assets each year over the past five years, as a result of the breakpoints in the Funds’ management fee schedules. The Trustees also received information on the “fall out” and incidental benefits which the Adviser and affiliates receive from the Funds, and also noted that the Funds benefit from certain activities of the Adviser. The Trustees also reviewed the fees paid by other clients of the Adviser, and determined that the Funds’ fees are reasonable given differences in services.

The Trustees noted that Ariel Focus Fund had only commenced investment operations on June 30, 2005 and therefore the comparative performance figures for a few months’ period were not deemed significant; Ariel Focus Fund had the same fee schedule (with breakpoints) as Ariel Appreciation Fund, which was deemed reasonable; and Ariel Focus Fund was not expected to be profitable to the Adviser until it achieved substantial growth in assets.

MARCH 31, 2006 SEMI-ANNUAL REPORT

Board of Trustees

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Bert N. Mitchell, CPA Age: 67	Independent Chairman of the Board of Trustees, Chairman of Executive Committee, Member of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Independent Chairman since 1995	Chairman and CEO, Mitchell & Titus, LLP (certified public accounting firm) since 1974	BJ’s Wholesale Club, Inc., SEEDCO (Structured Employment Economic Development Corporation)
Mario L. Baeza, Esq. Age: 55	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995

Chairman and CEO,
The Baeza Group, LLC
and Baeza & Co., LLC
(Hispanic-owned
investment firms) since 1995;
Chairman, TCW/Latin,
America Partners, LLC
(private equity capital firm)
since 1996 (CEO 1996-2003)

Air Products and Chemicals, Inc., Tommy Hilfiger Corp., Urban America LLC, Channel Thirteen/WNET, Hispanic Federation Inc., Americas for the United Nations Population Fund, NYC Latin Media and Entertainment Commission, Upper Manhattan Empowerment Zone

James W. Compton Age: 67	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1997	President and CEO, Chicago Urban League (non-profit, civil rights and community-based organization) since 1978	Seaway National Bank of Chicago, The Field Museum, DePaul University, The Big Shoulders Fund
William C. Dietrich Age: 56	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986	Co-Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), since 2001; Independent financial consultant, 2000 to 2001
Royce N. Flippin, Jr. Age: 71	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1986	President, Flippin Associates (consulting firm) since 1992	EVCI Career Colleges Holding Corp., TerraCycle, Inc., Princeton Club of New York
John G. Guffey, Jr. Age: 57	Trustee, Chairman of Management Contracts Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm) 1988 to 2003	Calvert Social Investment Foundation, Calvert Group of Funds, except for Calvert Variable Series and Calvert Impact Fund

ARIELMUTUALFUNDS.COM

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Mellody L. Hobson Age: 36	Trustee and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993 and President since 2002	President, Ariel Capital Management, LLC since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Princeton University, Investment Company Institute (Board of Governors)

Christopher G. Kennedy Age: 42	Trustee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface Inc., Rehabilitation Institute of Chicago, Catholic Theological Union
H. Carl McCall Age: 70	Trustee	Served as a Trustee since 2006	Principal, Convent Capital, LLC (financial advisory firm) since 2004; Comptroller of the State of New York, 1993-2002	Tyco International Ltd, New Plan Excel Realty Trust, Inc., TAG Entertainment Corporation
Merrillyn J. Kosier Age: 46	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board, Mutual Fund Education Alliance, Harris Theater for Music and Dance
John W. Rogers, Jr. Age: 48	Trustee	Indefinite, until successor elected Served as a Trustee 1986-1993 and since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Capital Management, LLC; Portfolio Manager, Ariel Fund and Ariel Appreciation Fund	Aon Corporation, Bally Total Fitness Holding Corp., Exelon Corporation, McDonald's Corporation, Chicago Urban League, John S. and James L. Knight Foundation
James M. Williams Age: 58	Trustee	Served as a Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002; President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002	SEI Mutual Funds

Note: Number of portfolios in complex overseen by all Trustees is three. Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

MARCH 31, 2006 SEMI-ANNUAL REPORT

Officers

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Tom Herman, CPA Age: 44	Treasurer and Chief Financial Officer	Indefinite, until successor elected Served as Treasurer and Chief Financial Officer since 2005	Senior Vice President, Finance, Ariel Capital Management, LLC, since 2005; Vice President, Controller, 2004 to 2005; Regional Financial Manager, Otis Elevator Company, 1999 to 2004
Mellody L. Hobson Age: 36	Trustee and President; Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993 and President since 2002	President, Ariel Capital Management, LLC since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Princeton University, Investment Company Institute (Board of Governors)

Merrillyn J. Kosier Age: 46	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board, Mutual Fund Education Alliance, Harris Theater for Music and Dance
Erik D. Ojala Age: 31	Vice President and Secretary	Indefinite, until successor elected Served as Vice President since 2003; Secretary since 2004

Vice President, Assistant General Counsel, Ariel Capital Management, LLC since 2003 (Compliance Officer, Ariel Capital Management, LLC, 2003 to 2004); Attorney, D'Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, 2000 to 2003

Auxiliary Board of Directors, Midtown Educational Foundation
Sheldon R. Stein Age: 77	Vice President	Indefinite, until successor elected Served as Vice President since 2002	Vice President, General Counsel, Ariel Capital Management, LLC since 2001; Of Counsel, D'Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, since 2001
Anita M. Zagrodnik Age: 46	Vice President, Chief Compliance Officer, Assistant Secretary and Assistant Treasurer	Indefinite, until successor elected Served as Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer since 2004	Vice President, Fund Administration, Ariel Capital Management, LLC since 2003; Principal, ideassociates, LLC (financial services consulting firm), 1999 to 2003

Note: Number of portfolios in complex overseen by all Officers is three. Address for all Officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

The Ariel Mutual Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800-292-7435 or logging on to our web site, arielmutualfunds.com.

800-292-7435

Slow and Steady Wins Race

Ariel Investment Trust

P.O. BOX 219121

Kansas City, Missouri 64121-9121

800-292-7435

arielmutualfunds.com	TPI 05/06

Item 2. Code of Ethics.

Not applicable. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics – Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President and Principal Executive Officer

Date:	May 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President and Principal Executive Officer

Date:	May 18, 2006

By:	/s/ Thomas Herman
Thomas Herman
Vice President and Principal Financial Officer

Date:	May 18, 2006